Exhibit 99.1

GREGG APPLIANCES, INC. FINANCIAL AND OPERATING RESULTS FOR THE FISCAL YEAR

ENDED MARCH 31, 2007

Indianapolis – May 25, 2007 – On May 25, 2007, Gregg Appliances, Inc. (“Gregg Appliances”) announced that hhgregg, Inc. (“hhgregg”) filed Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-142181) with the Securities and Exchange Commission which includes the audited financials of Gregg Appliances for the fiscal year ended March 31, 2007.

A registration statement relating to the securities of hhgregg has been filed with the Securities and Exchange Commission but has not yet become effective. hhgregg will become the parent of Gregg Appliances upon effectiveness of the registration statement. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

About Gregg Appliances

Gregg Appliances is a leading specialty retailer of consumer electronics, home appliances, mattresses and related services. It operates under the hhgregg® and Fine Lines® brands in 79 stores in Alabama, Georgia, Indiana, Kentucky, North Carolina, Ohio, South Carolina and Tennessee.

Safe Harbor Statement

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the expectations, beliefs, plans, objectives, assumptions or future events or performance of Gregg Appliances are forward-looking statements.

Gregg Appliances has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Gregg Appliances believes these expectations, assumptions, estimates and projections are reasonable, these forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause Gregg Appliances’ actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Some of the key factors that could cause actual results to differ from Gregg Appliances’ expectations are: competition in existing, adjacent and new metropolitan markets; changes in consumer preferences; its ability to effectively manage and monitor its operations, costs and service quality; its reliance on a small number of suppliers; rapid inflation or deflation in core product prices; the failure of manufacturers to introduce new products and technologies; customer acceptance of new technology; its dependence on our key management personnel and its ability to attract and retain qualified sale’s personnel; its ability to negotiate with its suppliers to provide product on a timely basis at competitive prices; the identification and acquisition of suitable sites for its stores and the negotiation of acceptable leases for those sites; the effect of general and regional economic and employment conditions on its net sales; fluctuation in seasonal demand; its ability to maintain its rate of growth and penetrate new geographic areas; its ability to locate suitable new store sites; its ability to obtain additional financing and maintain its credit facilities; its ability to maintain and upgrade its information technology systems; the effect of a disruption at our central distribution centers; changes in cost for print, radio and television advertising; and changes in trade regulations, currency fluctuations and prevailing interest rates.

Other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described in the “Risk Factors” section and elsewhere in Gregg Appliances’ Form 10-K filed with the SEC on June 26, 2006. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Gregg Appliances does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any of these statements to reflect future events or developments.